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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)              December 18, 1998


                            ACME METALS INCORPORATED
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             (Exact name of registrant as specified in its charter)



      Delaware                        1-14378                  36-3802419
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(State or other jurisdiction      (Commission File           (IRS Employer
of Incorporation)                      Number)            Identification number)



      13500 South Perry Avenue, Riverdale, Illinois            60827-1182
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         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code      708-849-2500
                                                    ----------------------------


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(Former name or former address, if changed since last report)







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Item 5.    Other Events.

     On December 18, 1998, the Company, with bankruptcy court approval, signed an agreement with BankAmerica Business Credit, Inc., providing for a twenty-four month, $100 million, secured working capital facility, for post-petition debtor-in-possession financing.

The following exhibit accompanies this Current Report on Form 8-K:



                       Exhibit No.            Description
                       -----------            -----------

                          20.1                Press release issued
                                              on December 22, 1998.





                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ACME METALS INCORPORATED



Date:  December 29, 1998                   By:  /s/ Derrick T. Bay
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                                                Derrick T. Bay
                                                Controller and Chief
                                                Accounting Officer




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